UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2012

PERNIX GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-92445	36-4025775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 E. 22nd Street Lombard, Il.	60148
(Address of Principal Executive Offices)	(Zip Code)

(630) 620-4787

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d) Appointment of New Director

Effective December 12, 2012, the Board of Directors (the “Board”) of Pernix Group, Inc.  (the “Company”) has appointed Don  J. Gunther to fill the Board seat recently vacated by Mr. Jeffrey Adams, whose resignation was previously announced.  Mr. Gunther has also joined the Compensation Committee of the Board, filling the vacancy created by Mr. Adams’ resignation.  Mr. Gunther, age 73, is Chairman of the Board of INgage Networks, a high-tech company that is a leading enterprise networking organization. He is also a director of WPX Energy, Inc., an oil and gas exploration and production company. Previously, until his retirement in 1999, Mr. Gunther was Vice Chairman and Director of the Bechtel Group, where he had responsibility for all of the global industry units and all corporate functions, including project management, engineering, procurement, construction, information services, information technology and contracts.

As a non-employee director of Pernix Group, Inc., Mr. Gunther is entitled to compensation pursuant to the Company’s director compensation policies described in the Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 16, 2012. In accordance with such policies, Mr. Gunther will be eligible beginning in 2013 to receive stock options under the Long Term Incentive Plan for shares of Common Stock, $.01 par value, of the Company. The terms of any such award are yet to be determined. The agreement setting forth the terms and conditions of any such grant are expected to be in the same form as the agreements that would be entered into by the Company’s other non-employee directors who are awarded with similar grants.

Prior to his appointment as a director, Mr. Gunther served as a consultant to the Company, providing various consulting and business development services on an hourly and daily fee basis, as requested by the Company. He will continue to serve in this consultative capacity. A form of the Consulting Agreement is filed herewith as Exhibit 10.1 to this Form 8-K. In connection with his appointment, Mr. Gunther will also be covered by the Company’s indemnification policy and have other rights and benefits as set forth in the Company’s by-laws, in accordance with his status as a director of the Company.

On December 17, 2012, the Company issued a press release regarding the appointment of Mr. Gunther. The press release is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.Description

10.1 99.1	Form of Consulting Agreement with Mr. Don Gunther. Press release issued by Pernix Group, Inc. dated December 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX GROUP, INC.

By:	/s/ Nidal Z. Zayed
Nidal Z. Zayed
President and Chief Executive Officer

By:	/s/ Gregg D. Pollack
Gregg D. Pollack
Vice President — Administration and Chief Financial Officer

By:	/s/ Carol J. Groeber
Carol J. Groeber
Corporate Controller and Principal Accounting Officer

Dated:  December 17, 2012

Exhibit 10.1	Form of Consulting Agreement with Mr. Don Gunther

INDEPENDENT CONSULTANT AGREEMENT

THIS AGREEMENT is made and entered into as of June 18, 2012(“Effective Date”) by and between Pernix Group, Inc. (the “Company”) and Donald Gunther (“Consultant”).

The term “Agreement” herein shall be understood to include this Independent Consultant Agreement and all existing and future Exhibits approved as part of this Agreement.

1.             Services

(a)                 Services to Be Rendered.  Consultant shall furnish to the Company various consulting and business development services (the “Services”) under the terms outlined in this Agreement in connection with Company’s  construction and power generation activities. Consultant’s work shall begin on the Effective Date of this Agreement and will continue until terminated by the Company or Consultant, or as otherwise provided in this Agreement. Consultant shall coordinate work requirements with the Company’s Chief Executive Officer or such other person ( the  “ Company Representative”)  as may be designated by the Company from time to time.

(b)                 Standard of Care.  Consultant agrees to perform its Services with the standard of care, skill, and diligence normally provided by a professional person in the performance of such services in respect of work similar to that hereunder. Consultant is hereby given notice that Company will be relying on the accuracy, competence, and completeness of Consultant’s services hereunder to enable the Company to fulfill its contractual commitments to Customers and/or commitments to the Company.

(c)                 Company Policies.  Consultant agrees that he will cooperate with, abide by, and be subject to any and all other policies and procedures that may be set out by the Company from time to time and provided to the Consultant.  Consultant also agrees to follow the Company’s code of ethics, which is attached.

                (d)           Other Representations and Warranties.  In providing the Services, Consultant represents and warrants that:

(i)                   Consultant is knowledgeable and experienced in this area and is fully qualified and capable of providing the Services.

(ii)                 The execution, delivery and performance of this Agreement by the Consultant does not violate or interfere with any contract or agreement to which he is bound, or the rights of any third-party with which he also does business.

2.             Compensation

                The Company shall pay Consultant for Services rendered hereunder at the rate of $175.00 USD per hour or $1,000.00 USD per day, plus first class airfare.

3.             Reimbursement of Certain Costs

                The Company shall reimburse Consultant for certain reasonable expenses incurred in connection with provisions o Services hereunder, provided however, that reimbursement of such expenses shall be consistent with the policies established by the Company.

4.             Relationship of the Parties

(a)                 Independent Contractor.  Consultant agrees to undertake performance of this Agreement as an independent contractor.  Nothing herein shall create a relationship of employer and employee, joint venture, or partnership between Company on the one hand and the Consultant on the other, or either party’s agents, employees, representatives or Affiliates, for any purpose whatsoever.  Neither party shall have the authority to bind or obligate the other in any manner as a result of the relationship created hereby.

                (b)           Taxes.  The Company will not withhold any U. S. federal, state, or other taxes with respect to the fees payable hereunder and Consultant acknowledges that it shall file all applicable taxes for services rendered hereunder.  Consultant agrees to hold the Company harmless from and indemnify the Company against any and all taxes which may be imposed against the Company arising out of this Agreement.

                (c)           Benefits.  Consultant is not entitled to any additional benefits or remuneration from the Company other than as set forth in Section 2 above.

5.             Termination

(a)                 Term.  This Agreement is considered an “At-Will” agreement, effective as of the Effective Date set forth above.  Further, this Agreement also will terminate on the first anniversary of the Effective Date unless extend or terminated before the anniversary date.

(b)                 Termination by Company.    Company may terminate this Agreement, without cause, at the Company’s sole discretion (“termination for convenience”) upon 30 days’ prior written notice. Upon any such termination of this Agreement, the Company shall pay Consultant any hourly fees and reimbursement of expenses already earned or incurred, as the case may be, but not yet paid under this Agreement on the date of such termination, but subject to any setoffs the Company may have against Consultant.

(c)                 Termination for cause.  At any time, the Company may immediately terminate this Agreement for cause.  Upon any such termination, the Company shall pay any hourly fees and expenses according to the terms in subparagraph (b), above. In addition, the Company may deduct or make any set0offs for costs that the Company experiences as a result of such termination.

(d)                 Termination by Consultant.   Consultant may terminate this Agreement without cause at any time, with termination effective 30 days after Consultant’s delivery to the Company of written notice of termination for convenience. Upon such termination, the Company shall pay any hourly fees and expenses according to the terms in subparagraph (b) above.

(e)                 Automatic termination.  This Agreement will terminate automatically on the following of these events: (i) the death, bankruptcy or other insolvency of the Consultant, or (ii) the termination of activities of either party and/or the Company.

6.             Non-competition

                In consideration for the Company providing Consultant with and access to Confidential and Proprietary Information, during the period of performance of Services under this Agreement and for a period of one (1) year following the completion of Services under this Agreement, the Consultant shall not accept employment or contracted services with any Customer(s) of the Company or any employees or affiliates of any Customer(s) of the Company involving the performance of any service which directly or indirectly constitutes a continuation of this Agreement, unless otherwise agreed to in writing by the Company.  Consultant agrees that this is a reasonable and necessary protection for the Company and that the Company’s exercise or enforcement of its rights under this provision does not constitute unreasonable action against the Consultant, nor would it prevent the Consultant from obtaining comparable gainful employment elsewhere.

7.             Non-disclosure of Information

(a)              General.  Consultant shall have access to or may become aware of Confidential and Proprietary Information of the Company and/or their Customer(s) as a result of engagement by the Company under this Agreement.  Such confidential information (“Confidential Information”) includes, without limitation, knowledge and concepts regarding the Company management, operations, contacts, community and governmental relations, Customers (as such term is defined below), vendors, products, services, plans, policies, prices, costs, processes and computer programs, whether obtained by Consultant from or through the Company or developed or obtained by Consultant in connection with the performance of its services under this Agreement.  All such Confidential Information is the exclusive property of the Company.

(b)              Customers.  The term “Customer/Customers” includes existing and potential Customer(s) of the Company for any products or services provided by the Company or those in receipt of solicitations by the Company.

(c)              Non-Disclosure.  Consultant agrees that it will maintain the confidentiality of such Confidential Information for five (5) years and abide by and be subject to all of the rules or regulations that apply to such materials.  At no time shall Consultant disclose any Confidential Information to any entity, or use such information except in the performance of Company business and Consultant’s retention under this Agreement, without the prior written consent of the Company, unless (i) the information is, at the time of disclosure by Consultant, then in the public domain, or (ii) is required to be reported to a government or regulatory agency or through due process of law.

(d)              Insider Information. In a similar manner, the Company must comply with certain rules and regulations of the United States Securities and Exchange Commission.  In performing the Services, Consultant may become aware of certain information that may be confidential and will require proper authorized disclosure to the general public under these rules and regulations.  Consultant agrees and acknowledges that it will not share such information with others before the information is made available to the general public.

8.                   Corporate Documents

All documents prepared or developed in conjunction with their Agreement, for or on behalf of the Company, are the exclusive property of the Company whether delivered to the Company or not.  Upon termination of this Agreement, Consultant shall return to the Company all Company documents in its possession.  For the purpose of this Paragraph, the term “document” includes any records, reports, books, calculations, maps, sketches, data, models, samples, customer lists, financial statements, notes, memoranda, correspondence, contracts, forms, computer output, any summary, extract or copy of the same, and electronic data storage devices of all kinds, including but not limited to tapes, disks and hard drives and any other tangible form of information acquired by Consultant by reason of its association with the Company, and shall be included within the definition of Confidential Information.

9.             Indemnification

With respect to claims brought by third parties (“Claimant”) against either Consultant or Company relating to the property or facilities with respect to which this Agreement pertains or the Services performed under this Agreement, Consultant and Company agree as follows:  Both Parties agree  to indemnify, protect, defend, and hold harmless each other party and its directors, officers, employees, representatives, agents, and independent consultants, from and against any and all demands, claims, suits and causes of action and any and all liability, costs, expenses, and judgments incurred in connection with Services performed in connection with this Agreement for personal injury or damage to property, arising in favor of or brought by any Claimant; provided, however, indemnification shall not extend to the percentage of the Claimant's damages or injuries attributable to the other party’s negligence, breach of contract or warranty, illegal acts, or willful misconduct.

10.          No Assignment

                The rights and obligations for the parties hereunder are nontransferable and nonassignable, except that the Company may assign this Agreement to any of its Affiliates, and Consultant agrees to such Assignment.

11.          Successors

                This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns.

12.          Validity

                The invalidity or unenforceability of any provisions(s) of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

13.          Notices

                All notices under this Agreement shall be in writing and shall be deemed to be given when (i) delivered personally; (ii) sent by certified mail, (return receipt requested), postage prepaid; (iii) sent by a recognized overnight mail or courier service with delivery receipt required; or (iv) sent by confirmed e-mail or facsimile transfer:

                If to Consultant, to

                                Don Gunther

                                 [address]

                If to Company, to

                                Pernix Group

                                151 E. 22nd Street

                                Lombard, IL 60148

                                Attn: Nidal Zayed, Chief Executive Officer

14.        Applicable Law

                This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois without regard to conflicts of laws principles, and each party to this Agreement hereby consents and submits itself to the jurisdiction of the courts of said state and the courts of the United States of America located in said state in any action arising out of or connected with this Agreement. In such matters, the prevailing party shall be entitled to its reasonable fees and costs.

15.             Miscellaneous Provisions:

(a)                 No Interference. In providing the Services, Consultant represents and warrants that the execution, delivery and performance of this Agreement by the Consultant does not violate or interfere with any contract or agreement to which he is bound, or the rights of any third-party with which he also does business.

(b)                 Complete Agreement of the Parties. This is the complete agreement of the parties and it supersedes any agreement that has been made prior to this agreement.  It only may be amended by mutual written agreement of the parties.  All headings are used for convenience only and do not affect the construction or interpretation of this Agreement.

(c)                 Waiver.  The waiver of any party of a breach of any provision of this Agreement shall be in writing.  Any such waiver shall not operate or be construed as a waiver of any subsequent breach.  The failure by Company or Consultant to insist upon strict adherence to any provision of this Agreement on any occasion shall not be considered a waiver of any right, nor shall it deprive Company or Consultant of the right thereafter to insist upon strict adherence to that provision or any other provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth above.

Pernix Group, Inc.:                                                                              CONSULTANT:

By: ________________________                                                                By: __________________________

                Nidal  Z. Zayed                                                                                    Don Gunther

                Chief Executive Officer

Exhibit 99.1          Press release issued by Pernix Group, Inc. dated December 17, 2012.

Pernix Group Appoints Don J. Gunther to Board of Directors

Nearly Four Decades of Experience at Bechtel Group Adds Depth to Board

LOMBARD, IL – December 17, 2012– Pernix Group, Inc. (OTCBB: PRXG), a global construction and power infrastructure company with integrated design and engineering capability, has appointed Don J. Gunther to its Board of Directors to fill the vacancy created by the recent resignation of Jeffrey Adams. The appointment brings the number of board members to seven, six of whom are considered independent. Mr. Gunther will also fill Mr. Adams’ vacancy on the Compensation Committee of the Board of Directors.

Mr. Gunther, age 73, is Chairman of the Board of INgage Networks, a high-tech company that is a leading enterprise networking organization. He is also a director of WPX Energy, Inc., an oil and gas exploration and production company. Previously, until his retirement in 1999, Mr. Gunther was Vice Chairman and Director of the Bechtel Group, where he had responsibility for all of the global industry units and all corporate functions, including project management, engineering, procurement, construction, information services, information technology and contracts. Mr. Gunther’s 38-year career with Bechtel began in 1961, when he joined the company as a field engineer and ultimately became a driving force behind Bechtel’s work processes, marketing strategies, organizational structure and leadership development efforts. Between 1975 and 1978, he served as project manager on the $2 billion Syncrude project in Alberta, Canada. In 1992, he piloted the concept of a “region” in Bechtel, and his vision led to the company restructuring its global organization into regions, regional industry units, global industry units, and functions. Prior to being named Vice Chairman in 1997, his leadership roles included Senior Vice President; President of Bechtel Petroleum, Chemical & Industrial Company; President of Bechtel’s Europe, Africa, Middle East and Southwest Asia region based in London; and President of Bechtel’s Americas organization in Houston. Mr. Gunther received a bachelor’s degree in civil engineering, and an honorary doctorate, from Missouri University of Science and Technology, and served as a trustee and advisor to the University.

Nidal Z. Zayed, President and CEO of Pernix Group, said, “Don brings a tremendous amount of industry experience and innate ability to Pernix, and we are very fortunate to have Don serving on our board.  He has immense insight in engineering, construction, management and strategic development activities, both domestically and worldwide, and we believe we will benefit significantly from his professional acumen and experience as we continue to expand our construction and power infrastructure business around the globe.”

“Pernix Group continues to serve as a leader in the arena of global construction and power infrastructure,” commented Mr. Gunther. “I have witnessed the need for ever-greater innovation within these fields, and I believe the demand will continue to grow in future years. Pernix is uniquely positioned to satisfy this need, and I believe it has the potential to be a dominant force in this sector. I look forward to serving on the board and working with Pernix’s management as the company moves ahead.”

About Pernix Group, Inc.

Pernix Group, Inc. is a global company with its headquarters in Lombard, Illinois. The company is engaged in two primary business segments: construction services as a Design-Build General Contractor in the Federal and Government market; and building, managing and investing in Power Generation Projects as an Independent Power Producer. Pernix has full-scale construction and management capabilities, with operations in Africa, the Middle East, the Western Pacific and the South Pacific. Pernix Group, Inc. common stock is traded on the over-the-counter bulletin board (OTCBB) under the symbol PRXG. Additional information is available at www.pernixgroup.com.

Forward-Looking Statement

Certain of the statements made in this press release are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and other factors that could cause or contribute to actual results differing materially from such forward-looking statements are discussed in greater detail in the Company's filings with the U.S. Securities and Exchange Commission.

Contact:

Pernix Group, Inc.

Gregg Pollack

Chief Financial Officer and VP Administration

Pernix Group, Inc.

Tel: (630) 620-4787

gpollack@pernixgroup.com

Dian Griesel Inc.

(212) 825-3210

Investor Relations

Adam Holdsworth

aholdsworth@dgicomm.com

Public Relations

Enrique Briz

ebriz@dgicomm.com